UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed under the sub-heading of “Employment Agreement with Mr. Yessner” under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Chief Financial Officer

On May 19, 2025, B. Riley Financial, Inc. (the “Company”) announced that Scott Yessner has been appointed to serve as Executive Vice President and Chief Financial Officer of the Company, effective June 3, 2025 (the “Transition Date”). Mr. Yessner succeeds Phillip J. Ahn, who resigned on May 16, 2025 as Chief Financial Officer and Chief Operating Officer of the Company as well as a director and officer of certain Company subsidiaries, effective as of the Transition Date.

Mr. Yessner, age 55, who has served as a strategic advisor to the Company for the past two months, previously served as Chief Financial Officer of Funko, Inc, from 2022 to 2023. Prior to that role, Mr. Yessner served as Chief Financial Officer of California Expanded Metal Products Company (CEMCO), from 2020 to 2022. Prior to that role, Mr. Yessner served as Chief Financial Officer of Universal Technical Institute from 2018 to 2019.

There are no arrangements or understandings between Ms. Yessner and any other person pursuant to which Mr. Yessner was appointed to serve as Chief Financial Officer of the Company. There are no family relationships between Mr. Yessner and any director or executive officer of the Company, and Mr. Yessner has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Employment Agreement with Mr. Yessner

Mr. Yessner entered into an Employment Agreement, dated as of May 19, 2025, with the Company (the “Employment Agreement”) in respect of his service as Executive Vice President and Chief Financial Officer, which provides for a term of one year and which will automatically renew for additional one year terms unless either party notifies the other of non-renewal in accordance with the Employment Agreement.

Pursuant to the Employment Agreement, Mr. Yessner will receive an initial annual base salary of $600,000, and eligible to receive a discretionary annual performance bonuses with a target of $1,000,000, with a minimum of $600,000 and a maximum of $1,200,000, and annual long-term incentive awards.

Mr. Yessner is eligible to receive a cash signing bonus equal to $1,000,000, 25% of which will be paid following the filing of each of the Company’s 2024 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarters ended June 30, 2025 and the timely filing of each of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and the 2025 Annual Report on Form 10-K. Mr. Yessner is also eligible to receive an additional bonus of $100,000 upon each of the timely filing of the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025 and the Company realizing an aggregate expense reduction of at least $7,500,000 by no later than December 31, 2025.

Promptly following the Transition Date, Mr. Yessner will receive an award of options to purchase 300,000 shares of Company common stock (“Common Stock”) with an exercise price per share of (i) $7.00 for 100,000 shares, (ii) $10 for 100,000 shares and (iii) $12.50 for 100,000 shares (the “Option Award” and each such tranche, a “Tranche”) in reliance upon the private offering exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) thereof and Regulation D thereunder. The Option Award will be granted as an “employment inducement grant” within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. The Option Award has a ten year term and each Tranche will vest in equal installments on each of the first three anniversaries of the grant date, subject to Mr. Yessner’s continued employment with the Company through each vesting date.

Promptly following the Transition Date, Mr. Yessner will also be issued 100,000 shares of Common Stock in reliance upon the private offering exemption from registration under the Securities Act, afforded by Section 4(a)(2) thereof and Regulation D thereunder. The shares of Common Stock will be issued as an “employment inducement grant” within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.

Upon a termination of employment without Cause, for death or Disability, or upon Mr. Yessner’s resignation for Good Reason (in each case, as defined in the Employment Agreement), subject to execution and non-revocation of a release of claims in favor of the Company, Mr. Yessner will receive a cash amount equal to two times his annual base salary and, if coverage is timely elected, reimbursement of the monthly premium for continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 for up to 12 months following termination. In addition, any unvested Tranches of the Option Award will accelerate and vest.

The employment agreement contains certain covenants by which Mr. Yessner is bound, including covenants not to compete with, or solicit clients of, the Company during the period of Mr. Yessner’s employment, or solicit employees of the Company during employment and for one year following termination.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement and the Nonstatutory Stock Option Agreement copies of which are attached as Exhibit 10.1 and 10.2 respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 7.01 Regulation FD Disclosure

On May 19, 2025, the Company issued a press release announcing that Mr. Yessner had been appointed as Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

On May 19, 2025, B. Riley Securities, Inc. issued a press release regarding certain financial updates for the quarter ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.2.

The information set forth in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of May 19, 2025, between B. Riley Financial, Inc. and Scott Yessner

10.2	Nonstatutory Stock Option Agreement, dated as of May 19, 2025, between B. Riley Financial, Inc. and Scott Yessner

99.1	Press Release dated May 19, 2025

99.2	Press Release dated May 19, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/Bryant R. Riley
Name:	Bryant R. Riley
Title:	Co-CEO

Date: May 22, 2025

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